MARSHALL LARGE-CAP GROWTH & INCOME FUND
(A portfolio of Marshall Funds, Inc.)

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Supplement to The Advisor Class of Shares (Class A) Prospectus and The Investor
Class of Shares (Class Y) Prospectus dated October 31, 2002
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     Under the section entitled  "Marshall Funds,  Inc.  Information - Portfolio
Managers", please delete the biography of William J. O'Connor in its entirety and replace the portfolio manager listing for the Large-Cap Growth & Income Fund with the following:

     The LARGE-CAP GROWTH & INCOME FUND is managed by Mary R. Linehan. Ms. Linehan, Vice President, joined the Adviser in February 2001, as an Analyst for the LARGE-CAP GROWTH & INCOME FUND. Prior to joining the Adviser, from February 1996 to July 1999, Ms. Linehan worked at Heartland Funds, where she an analyst on two equity funds. From January 1989 to January 1996, she worked at Strong Capital Management, Inc., where she was an analyst on two equity funds. Ms. Linehan has an M.B.A. degree from Marquette University and a B.B.A. degree from the University of North Dakota.


                                                                January 17, 2003




Marshall Investor Services
P.O. Box 1348
Milwaukee, WI  53201-1348
1-800-580-FUND (3863) (Class A)
414-287-8555 or 800-236-FUND (3863) (ClassY)
Internet address:  http://www.marshallfunds.com
TDD:  Speech and Hearing Impaired Services
1-800-209-3520
Cusip 572353787
Cusip 572353704

28163 (01/03)